                                                    ANNUAL REPORT
--------------------------------------------------------------------------------


             HOTCHKIS AND WILEY FUNDS                                JUNE 30, 2000
            725 SOUTH FIGUEROA STREET                                    [LOGO]
                    SUITE 4000
        LOS ANGELES, CALIFORNIA 90017-5400                      HOTCHKIS AND WILEY FUNDS
                   800-236-4479
                                                                     SMALL CAP FUND
                INVESTMENT ADVISER                 --------------------------------------------------
                 MERCURY ADVISORS
            725 SOUTH FIGUEROA STREET                 Seeks capital appreciation. The Fund invests
                    SUITE 4000                                         primarily
        LOS ANGELES, CALIFORNIA 90017-5400              in stocks of U.S. companies with market
                                                        capitalizations of less than $2 billion.
                  LEGAL COUNSEL
            GARDNER, CARTON & DOUGLAS
              321 NORTH CLARK STREET
             CHICAGO, ILLINOIS 60610
             INDEPENDENT ACCOUNTANTS
            PRICEWATERHOUSECOOPERS LLP
            100 EAST WISCONSIN AVENUE
            MILWAUKEE, WISCONSIN 53202
                   DISTRIBUTOR
              FAM DISTRIBUTORS, INC.
                  P.O. BOX 9081
         PRINCETON, NEW JERSEY 08543-9081
                  TRANSFER AGENT
          FINANCIAL DATA SERVICES, INC.
                  P.O. BOX 41621
         JACKSONVILLE, FLORIDA 32232-1621
                    CUSTODIAN
          BROWN BROTHERS HARRIMAN & CO.
                 40 WATER STREET
         BOSTON, MASSACHUSETTS 02109-3661

               THIS MATERIAL MUST BE PRECEDED                            MERCURY ADVISORS: INVESTMENT ADVISER
              OR ACCOMPANIED BY A PROSPECTUS.

                        [HOTCHKIS AND WILEY FUNDS LOGO]

DEAR SHAREHOLDER:

We are pleased to present to you the annual report of the Hotchkis and Wiley Small Cap Fund for the fiscal year ended June 30, 2000.

The last fiscal year was a tough environment for value stocks in general and small cap value stocks in particular. At the same time that investors showed unbridled optimism toward "new economy" stocks irrespective of their valuations, they fled the traditional "old economy" companies, many of which had long histories of profitability. This environment was especially difficult for our style of investing as we view valuation to be our most important criteria. We believe a stock is merely the present value of its cash flows, no matter how sexy or interesting the company may be. We also observe that the "new economy" companies, while often scintillating concepts, are very lean of cash flow and earnings. While we have focused on valuation, we have watched expensive technology stocks soar to seemingly unfathomable heights with inexplicable valuations. In fact, many of the leading performers in the Russell 2000 Index over the last year have never made a cent in profit.

For the twelve-month period ended June 30, 2000, the Russell 2000 Value Index significantly underperformed the Russell 2000 Growth Index, returning -0.9% versus 28.4%. The Russell 2000 Value Index was hampered by weaknesses in the industrials, financials and consumer discretionary sectors, while the Russell 2000 Growth Index was led by strength in the information technology and health care sectors. The Fund's Investor Class shares returned -18.6% for the same period as the Fund had a significant exposure to value factors and suffered from certain stock specific issues. In particular, the Fund suffered from its holdings in ESG Re (insurance), Total Renal Care (healthcare services), AVTEAM (aerospace) and Pittston (electronic security systems). On the positive side, the Fund benefited from its investments in Triton Energy (oil and gas producer), Creative Technology Ltd., Radisys Corp. and Tech Data (technology), Teekay Shipping Corp., OMI Corp., Knightsbridge Tankers Ltd. and Overseas Shipbuilding Group (crude oil tankers), CMP Group Inc. (electric utility) and Mandalay Resort Group (casino).

Although the markets were especially difficult for our style over the last year, we did start to see a more rational market as the year progressed. During the second calendar quarter, the Fund outperformed the Russell 2000 Index and we saw a value rally occur in March, April and May. Further, in the first half of calendar 2000, many nascent companies that issued initial equity in the last year saw their share prices plummet as investors began to focus on their elusive valuations. The IPO market, which scorched through most of 1999, cooled considerably in the first half of 2000 as investors started to question the prospects for these neophyte companies to turn a profit.

During this time of market turbulence, we have been able to upgrade the quality of investments in the portfolio as many outstanding companies that did not have "new economy" emblazoned on their corporate identities fell deep into the value space and offered us very attractive buying opportunities. We concurrently sold or trimmed many holdings experiencing negative revisions and bought companies with positive earnings trends, selling at attractive valuations. The Fund is especially well positioned to benefit from a turn back toward value. As of the end of June 2000, the Fund had a weighted median price-to-earnings ratio of 8.7(1) and a median price-to-book ratio of 1.4(2). This compared with median price-to-earnings and median price-to-book ratios of 13.4 and

2.7, respectively, for the Russell 2000 Index, and 32.1 and 8.5, respectively, for the S&P 500 Index. Given the protracted level of small cap value underperformance during the last two years, we believe our current portfolio represents an especially uncommon value.

We appreciate your continued support and look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Nancy D. Celick
Nancy D. Celick
President
HOTCHKIS AND WILEY FUNDS

(1) Price-to-earnings ratio is the median of the projected P/E ratios of the companies invested in by the Fund, which ratios represent a company's estimated future earnings-per-share divided by current market price per share. Projected earnings are consensus analyst forecasts; actual P/E ratios may differ from projected P/E ratios. The projected P/E ratios of the Fund and Index may not have any relation to the performance of the Fund. Source: I/B/E/S; Compustat.
(2) Price-to-book value ratio is the price of a stock divided by its book value.
    Source: Factset; Compustat.
The opinions expressed in the Shareholder letter are as of June 30, 2000. They are subject to change and any forecasts made cannot be guaranteed. The Fund may not continue to hold any securities mentioned and has no obligation to disclose purchases or sales in these securities.

                        SMALL CAP FUND - INVESTOR CLASS
                          JULY 1, 1990 - JUNE 30, 2000
[LINE GRAPH]

                                                                       SMALL CAP FUND                   RUSSELL 2000 INDEX
                                                                       --------------                   ------------------
Jun 90                                                                     10000                              10000
                                                                            7249                               7546
                                                                            8443                               7926
                                                                           10378                              10283
Jun 91                                                                     10561                              10123
                                                                           11299                              10948
                                                                           12516                              11576
                                                                           13349                              12444
Jun 92                                                                     12571                              11595
                                                                           12620                              11928
                                                                           14234                              13708
                                                                           14492                              14293
Jun 93                                                                     15060                              14604
                                                                           15772                              15881
                                                                           16026                              16294
                                                                           16132                              15854
Jun 94                                                                     15635                              15236
                                                                           16051                              16287
                                                                           16205                              15982
                                                                           16963                              16719
Jun 95                                                                     17946                              18274
                                                                           19187                              20079
                                                                           19191                              20515
                                                                           18817                              21568
Jun 96                                                                     20499                              22646
                                                                           21237                              22736
                                                                           21928                              23919
                                                                           23055                              22682
Jun 97                                                                     26591                              26379
                                                                           31891                              30310
                                                                           30593                              29279
                                                                           34900                              32224
Jun 98                                                                     32510                              30722
                                                                           23745                              24533
                                                                           25835                              28534
                                                                           22174                              26986
Jun 99                                                                     27877                              31183
                                                                           23712                              29211
                                                                           22598                              34599
                                                                           23156                              37050
Jun 00                                                                     22693                              35650

                                                      Ended 6/30/00
                                                      -------------
                 Investor Class                    Fund     Russell 2000
------------------------------------------------------------------------
One Year                                          -18.60%      14.32%
------------------------------------------------------------------------
Five Years                                          4.81%      14.27%
------------------------------------------------------------------------
Ten Years                                           8.54%      13.56%
------------------------------------------------------------------------
Since Inception (9/20/85)                           9.73%      12.64%
------------------------------------------------------------------------

HOW A $10,000 INVESTMENT HAS GROWN:

    The chart above shows the growth of a $10,000 investment in the Fund as compared to the performance of the Russell 2000 Index. The table below the chart shows the average annual total returns of an investment over various periods.

    Total returns and average annual total returns for the Fund are net of all charges and fees and assume reinvestment of capital gains distributions and shareholder dividends at net asset value. The investment adviser pays annual operating expenses in excess of 1.25% of the Fund's average net assets beginning March 1, 2000 and in excess of 1.00% prior to March 1, 1999. Were the investment adviser not to pay such expenses, net returns would be lower. Investment returns and principal will vary so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment by the Small Cap Fund in small companies presents greater risk than investment in larger, more established companies.

    The Fund also offers Distributor Class shares which pays an annual 0.25% 12b-1 fee and which will have different net performance than Investor Class shares.

INDEXES:

    The Russell 2000 Index, an unmanaged index, is comprised of the 2,000 smallest equity securities that are included in the Russell 3000 Index.

    The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book value ratios and higher forecasted growth values.

    The Russell 2000 Value Index contains those Russell 2000 securities with a less than average growth orientation. Securities in this Index tend to exhibit lower price-to-book value and price-to-earnings ratios, higher dividend yield and lower forecasted growth values than the growth universe.

    The S&P 500 Index is an unmanaged, capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

    The indexes do not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. The Fund's value disciplines may prevent or restrict investment in major stocks in its benchmark index, the Russell 2000 Index. It is not possible to invest directly in an index.

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 2000
--------------------------------------------------------------------------------
                                 SMALL CAP FUND

      COMMON STOCK -- 97.0%          Shares        Value
-----------------------------------------------------------
AEROSPACE/DEFENSE -- 1.0%
 ...........................................................
AVTEAM, Inc. #                        193,800   $   333,094
-----------------------------------------------------------
AIRLINES -- 2.2%
 ...........................................................
Continental Airlines, Class B #        15,000       705,000
-----------------------------------------------------------
APPAREL & TEXTILES -- 1.9%
 ...........................................................
Liz Claiborne, Inc.                     8,900       313,725
 ...........................................................
Russell Corporation                    15,000       300,000
 ...................... ......................    ----------
                                                    613,725
-----------------------------------------------------------
AUTO PARTS -- 1.9%
 ...........................................................
Titan International, Inc.             113,600       603,500
-----------------------------------------------------------
AUTO REPAIR -- 0.1%
 ...........................................................
Midas, Inc.                             1,500        30,000
-----------------------------------------------------------
CHEMICALS -- 0.3%
 ...........................................................
Geon Company                            5,900       109,150
-----------------------------------------------------------
COMMUNICATION EQUIPMENT/MANUFACTURERS -- 0.9%
 ...........................................................
Cable Design Technologies
  Corporation #                         8,600       288,100
-----------------------------------------------------------
COMPUTER SOFTWARE & SERVICES -- 5.2%
 ...........................................................
Activision, Inc. #                     27,100       176,150
 ...........................................................
Creative Technology, Ltd.               9,910       236,601
 ...........................................................
Interplay Entertainment Corp. A #      27,600        72,450
 ...........................................................
Midway Games, Inc. #                   49,400       398,287
 ...........................................................
THQ Inc. #                             64,650       787,922
 ...................... ......................    ----------
                                                  1,671,410
-----------------------------------------------------------
COMPUTER SYSTEMS -- 2.7%
 ...........................................................
Radisys Corporation #                   7,500       425,625
 ...........................................................
Tech Data Corporation #                 6,400       278,800
 ...........................................................
UNOVA, Inc. #                          21,300       155,756
 ...................... ......................    ----------
                                                    860,181
-----------------------------------------------------------
DIVERSIFIED COMPANIES -- 2.5%
 ...........................................................
Playboy Enterprises, Inc. Class A
  #                                    31,900       374,825
 ...........................................................
Playboy Enterprises, Inc. #            27,700       356,638
 ...........................................................
Trinity Industries, Inc.                3,900        72,150
 ...................... ......................    ----------
                                                    803,613
-----------------------------------------------------------

                                     Shares        Value
-----------------------------------------------------------
ELECTRIC: INTEGRATED -- 10.8%
 ...........................................................
CH Energy Group, Inc.                   2,000   $    67,875
 ...........................................................
CMP Group, Inc.                        56,800     1,664,950
 ...........................................................
Cleco Corporation                       2,600        87,100
 ...........................................................
Conectiv, Inc.                         34,300       533,794
 ...........................................................
Northeast Utilities                    42,100       915,675
 ...........................................................
Public Service Company of New
  Mexico                                4,200        64,838
 ...........................................................
RGS Energy Group, Inc.                  3,300        73,425
 ...........................................................
The United Illuminating Company         2,000        87,500
 ...................... ......................    ----------
                                                  3,495,157
-----------------------------------------------------------
INDUSTRIAL
  AUTOMATED/ROBOT -- 0.3%
 ...........................................................
Gerber Scientific, Inc.                 9,500       109,250
-----------------------------------------------------------
FOODS -- 3.5%
 ...........................................................
Flowers Industries, Inc.                3,200        63,800
 ...........................................................
IBP, Inc.                              45,300       699,319
 ...........................................................
Interstate Bakeries Corporation         1,800        25,200
 ...........................................................
The Earthgrains Company                18,200       353,762
 ...................... ......................    ----------
                                                  1,142,081
-----------------------------------------------------------
FOREST PRODUCTS -- 0.4%
 ...........................................................
Georgia-Pacific (Timber Group)          5,700       123,262
-----------------------------------------------------------
HEALTHCARE: MISCELLANEOUS -- 1.8%
 ...........................................................
Beverly Enterprises, Inc. #            49,500       139,219
 ...........................................................
Veterinary Centers of America,
  Inc. #                               31,200       429,000
 ...................... ......................    ----------
                                                    568,219
-----------------------------------------------------------
HOME BUILDING/MANUFACTURED HOUSING -- 8.3%
 ...........................................................
Centex Corporation                     39,100       918,850
 ...........................................................
D.R Horton, Inc.                       30,400       412,300
 ...........................................................
Lennar Corporation                     15,000       303,750
 ...........................................................
Pulte Corporation                      10,800       233,550
 ...........................................................
Toll Brothers, Inc. #                  39,500       809,750
 ...................... ......................    ----------
                                                  2,678,200
-----------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 2000
--------------------------------------------------------------------------------
                                 SMALL CAP FUND

                                     Shares        Value
-----------------------------------------------------------
INSURANCE: LIFE -- 4.0%
 ...........................................................
American Financial Holdings, Inc.      17,500   $   277,813
 ...........................................................
ESG Re Limited                        119,400       470,138
 ...........................................................
ReliaStar Financial Corp.              10,100       529,619
 ...................... ......................    ----------
                                                  1,277,570
-----------------------------------------------------------
INSURANCE: MULTI-LINE -- 4.8%
 ...........................................................
Enhance Financial Services Group,
  Inc.                                 71,800     1,032,125
 ...........................................................
Horace Mann Educators Corporation      34,800       522,000
 ...................... ......................    ----------
                                                  1,554,125
-----------------------------------------------------------
INSURANCE: PROPERTY CASUALTY -- 1.0%
 ...........................................................
Mutual Risk Management Ltd.            18,800       325,475
-----------------------------------------------------------
LEISURE/TOYS -- 4.1%
 ...........................................................
Mandalay Resort Group #                44,500       890,000
 ...........................................................
Polaris Industries, Inc.               13,700       438,400
 ...................... ......................    ----------
                                                  1,328,400
-----------------------------------------------------------
MACHINERY -- 5.8%
 ...........................................................
CNH Global NV                           6,800        62,900
 ...........................................................
Denison International PLC ADR #        96,600     1,219,575
 ...........................................................
Hawk Corporation Class A #             78,600       594,412
 ...................... ......................    ----------
                                                  1,876,887
-----------------------------------------------------------
MISCELLANEOUS -- 2.7%
 ...........................................................
American Coin Merchandising, Inc.
  #                                   282,000       705,000
 ...........................................................
Mac-Gray Corporation #                 40,300       176,312
 ...................... ......................    ----------
                                                    881,312
-----------------------------------------------------------
NATURAL GAS -- 0.6%
 ...........................................................
MDU Resources Group, Inc.               4,000        86,500
 ...........................................................
UGI Corporation                         4,400        90,200
 ...................... ......................    ----------
                                                    176,700
-----------------------------------------------------------
OIL: DOMESTIC -- 0.9%
 ...........................................................
Valero Energy Corporation               9,500       301,625
-----------------------------------------------------------
OIL EXPLORATION & PRODUCTION -- 0.7%
 ...........................................................
Triton Energy Limited #                 5,400       212,288
-----------------------------------------------------------
PROFESSIONAL SERVICES -- 0.6%
 ...........................................................
FirstService Corporation #             16,100       193,200
-----------------------------------------------------------

                                     Shares        Value
-----------------------------------------------------------
REAL ESTATE -- 3.5%
 ...........................................................
Camden Property Trust                   6,800   $   199,750
 ...........................................................
Crescent Real Estate Equities          10,600       217,300
 ...........................................................
Ventas, Inc.                          196,900       627,619
 ...........................................................
Winston Hotels, Inc.                   10,500        78,750
 ...................... ......................    ----------
                                                  1,123,419
-----------------------------------------------------------
RESTAURANTS -- 2.9%
 ...........................................................
IHOP Corp. #                           55,200       924,600
-----------------------------------------------------------
RETAIL: SPECIALTY -- 2.7%
 ...........................................................
Friedman's, Inc.                       19,000        93,812
 ...........................................................
The Finish Line, Inc. #                12,600       103,162
 ...........................................................
Footstar, Inc. #                       10,600       352,450
 ...........................................................
Genesco, Inc. #                        19,800       318,037
 ...................... ......................    ----------
                                                    867,461
-----------------------------------------------------------
SAVINGS & LOANS -- 0.3%
 ...........................................................
Coastal Bancorp, Inc.                   6,000        86,250
-----------------------------------------------------------
SHIPPING -- 12.0%
 ...........................................................
Knightsbridge Tankers Ltd.             79,600     1,592,000
 ...........................................................
Omi Corporation #                     122,000       663,375
 ...........................................................
Overseas Shipholding Group, Inc.       14,700       361,987
 ...........................................................
Teekay Shipping Corporation            38,300     1,259,113
 ...................... ......................    ----------
                                                  3,876,475
-----------------------------------------------------------
SPECIALIZED SERVICES -- 4.1%
 ...........................................................
Pittston Brink's Group                 67,700       926,644
 ...........................................................
Sylvan Learning Systems, Inc. #        29,100       400,125
 ...................... ......................    ----------
                                                  1,326,769
-----------------------------------------------------------
TELECOMMUNICATIONS -- 0.8%
 ...........................................................
AVT Corporation #                      34,200       252,225
-----------------------------------------------------------
TOBACCO -- 1.7%
 ...........................................................
Universal Corporation/VA               26,400       557,700
-----------------------------------------------------------
Total common stock
  (cost $38,328,251)                             31,276,423
-----------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 2000
--------------------------------------------------------------------------------
                                 SMALL CAP FUND

         CERTIFICATES OF           Principal
         DEPOSIT -- 3.2%             Amount        Value
-----------------------------------------------------------
Brown Brothers Call Deposit,
  5.5000%                          $1,016,347   $ 1,016,347
-----------------------------------------------------------
Total certificates of deposit
  (cost $1,016,347)                               1,016,347
-----------------------------------------------------------
Total investments -- 100.2%
  (cost $39,344,598)                             32,292,770
 ...........................................................
Liabilities in excess of other
  assets -- (0.2)%                                  (59,706)
 ...................... ......................    ----------
                                                $32,233,064
Total net assets -- 100.0%
-----------------------------------------------------------

ADR -- American Depository Receipts.

# -- Non-income producing security.

                     See Notes to the Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                       SMALL CAP FUND                         June 30, 2000
---------------------------------------------------------------------------
ASSETS:
  Investments, at value*....................................   $32,292,770
  Dividends and interest receivable.........................        24,054
  Receivable for investments sold...........................       740,098
  Receivable for Fund shares sold...........................        15,553
  Prepaid expenses..........................................        15,073
                                                               -----------
      Total assets..........................................    33,087,548
                                                               -----------
LIABILITIES:
  Payable to Adviser........................................        20,279
  Payable to custodian......................................         8,431
  Payable for investments purchased.........................       768,248
  Payable for Fund shares repurchased.......................         8,847
  Accrued expenses and other liabilities....................        48,679
                                                               -----------
      Total liabilities.....................................       854,484
                                                               -----------
      Net assets............................................   $32,233,064
                                                               ===========
NET ASSETS CONSIST OF:
  Paid in capital...........................................   $58,338,799
  Undistributed net investment income.......................         5,239
  Undistributed net realized loss on securities.............   (19,059,146)
  Net unrealized depreciation of securities.................    (7,051,828)
                                                               -----------
      Net assets............................................   $32,233,064
                                                               ===========
CALCULATION OF NET ASSET VALUE PER SHARE:
  Shares outstanding (unlimited shares of no par value
    authorized).............................................     1,884,037
  Net asset value per share (offering and redemption
    price)..................................................   $     17.11
                                                               ===========
*Cost of Investments........................................   $39,344,598
                                                               ===========

                     See Notes to the Financial Statements

                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                               Year Ended
                       SMALL CAP FUND                         June 30, 2000
---------------------------------------------------------------------------
INVESTMENT INCOME:
  Income*
    Dividends...............................................  $    456,797
    Interest................................................        93,742
                                                              ------------
        Total income........................................       550,539
                                                              ------------
  Expenses
    Advisory fee............................................       288,558
    Legal and auditing fees.................................         5,837
    Custodian fees and expenses.............................        30,397
    Accounting and transfer agent fees and expenses.........       114,238
    Administration fee......................................        15,135
    Trustees' fees and expenses.............................         3,214
    Reports to shareholders.................................        11,908
    Registration fees.......................................        35,742
    Other expenses..........................................         2,249
                                                              ------------
        Total expenses......................................       507,278
                                                              ------------
    Net investment income...................................        43,261
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss on securities.........................   (11,428,736)
    Net change in unrealized depreciation of securities.....     1,625,273
                                                              ------------
  Net loss on investments...................................    (9,803,463)
                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ (9,760,202)
                                                              ============

*Net of Foreign Taxes Withheld..............................  $        561
                                                              ============

                     See Notes to the Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               Year Ended      Year Ended
SMALL CAP FUND                                                June 30, 2000   June 30, 1999
-------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)............................  $     43,261    $    (152,432)
    Net realized loss on securities.........................   (11,428,736)      (7,393,487)
    Net change in unrealized appreciation (depreciation) of
     securities.............................................     1,625,273       (9,556,411)
                                                              ------------    -------------
        Net decrease in net assets resulting from
        operations..........................................    (9,760,202)     (17,102,330)
                                                              ------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income...................................            --               --
    Net realized gain on securities transactions............            --       (4,099,720)
                                                              ------------    -------------
        Total dividends and distributions...................            --       (4,099,720)
                                                              ------------    -------------
FUND SHARE TRANSACTIONS:
    Net proceeds from shares sold...........................    38,211,081       92,751,659
    Shares issued in connection with payment of dividends
     and distributions......................................            --        3,981,064
    Cost of shares redeemed.................................   (49,594,583)    (117,067,181)
                                                              ------------    -------------
        Net decrease in net assets resulting from Fund share
        transactions........................................   (11,383,502)     (20,334,458)
                                                              ------------    -------------
Total decrease in net assets................................   (21,143,704)     (41,536,508)
NET ASSETS:
    Beginning of year.......................................    53,376,768       94,913,276
                                                              ------------    -------------
    End of year*............................................  $ 32,233,064    $  53,376,768
                                                              ============    =============
*Including undistributed net investment income of:..........  $      5,239    $          --
                                                              ============    =============
CHANGES IN SHARES OUTSTANDING:
    Shares sold.............................................     2,225,076        4,577,685
    Shares issued in connection with payment of dividends
     and distributions......................................            --          208,433
    Shares redeemed.........................................    (2,880,069)      (5,831,667)
                                                              ------------    -------------
        Net decrease........................................      (654,993)      (1,045,549)
                                                              ============    =============

                     See Notes to the Financial Statements

NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JUNE 30, 2000

NOTE 1.
ACCOUNTING POLICIES: Hotchkis and Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Trust was organized as a Massachusetts business trust on August 22, 1984 and consists of ten series of shares comprising the Balanced Fund, the Small Cap Fund, the Equity Income Fund, the International Fund, the Total Return Bond Fund, the Low Duration Fund, the Short-Term Investment Fund, the Mid-Cap Fund, the Global Equity Fund and the Equity Fund for Insurance Companies (collectively, the "Funds"), the assets of which are invested in separate, independently managed portfolios. The accompanying financial statements include financial information for the Small Cap Fund (the "Fund"); financial statements for the other Funds are reported on separately. Investment operations of the Fund began on September 20, 1985. The Fund seeks capital appreciation.

Effective April 1, 1999, the Fund issued two classes of shares: Investor Class and Distributor Class. Distributor Class shares are subject to an annual Rule 12b-1 fee of 0.25% of average net assets. Investor Class shares do not pay a 12b-1 fee. Each class of shares for the Fund has identical rights and privileges except with respect to Rule 12b-1 fees paid by the Distributor Class, voting rights on matters pertaining to a single class of shares and the exchange privileges of each class of shares. As of June 30, 2000, the Fund had no Distributor Class activity except for the purchase of one share by Mercury Advisors (the "Adviser"), formerly Hotchkis and Wiley, representing net assets of $17. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

SECURITY VALUATION: Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") are valued at the last sale price as of 4:00 p.m., Eastern Time, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or NSM. Unlisted securities that are not included in NSM are valued at the average of the quoted bid and asked price in the over-the-counter market. Fixed-income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed-income securities for which daily market quotations are not readily available may be valued pursuant to guidelines established by the Board of Trustees, with reference to fixed-income securities whose prices are more readily obtainable or an appropriate matrix utilizing similar factors. As a broader market does not exist, the proceeds received upon the disposal of such securities may differ from quoted values previously furnished by such market makers. Securities for which market quotations are not otherwise available are valued at fair value as determined in good faith by the Adviser under procedures established by the Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

FEDERAL INCOME TAXES: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

INCOME AND EXPENSE ALLOCATION: Common expenses incurred by the Trust are allocated among the Funds based upon (i) relative average net assets, (ii) as incurred on a specific identification basis, or (iii) evenly among the

Funds, depending on the nature of the expenditure. Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

OTHER: Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified within the capital accounts.

NOTE 2.
INVESTMENT ADVISORY AGREEMENT. The Fund has an investment advisory agreement with the Adviser with which certain officers and Trustees of the Trust are affiliated. The Adviser is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. The Adviser receives a fee, computed daily and payable monthly, at the annual rate of 0.75% as applied to the Fund's daily net assets. Effective March 1, 2000, the Adviser has contractually agreed to pay all operating expenses in excess of 1.25% for the Investor Class and 1.50% for the Distributor Class as applied to each class's daily net assets through June 30, 2001.

The Trust has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan") that allows the Distributor Class of the Fund to make payments to administrators, broker/dealers or other institutions that provide accounting, recordkeeping or other services to investors and that have an administrative services agreement with the Trust or the Adviser to make Distributor Class shares available to their clients ("Recipients"). Recipients are paid an annual rate of 0.25% of the average net assets of the Distributor Class shares invested through the Recipient as compensation for providing distribution-related services such as advertising, printing and mailing prospectuses to potential investors and training sales personnel regarding the Fund.

Certain authorized agents of the Fund charge a fee for accounting and shareholder services that they provide to the Fund on behalf of certain shareholders; the portion of this fee paid by the Fund is included within Accounting and transfer agent fees and expenses in the Statement of Operations.

As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Trustees of the Trust has adopted procedures which allow the Fund, under certain conditions described in the Rule, to acquire newly-issued securities from a member of an underwriting group in which an affiliated underwriter participates.

NOTE 3.
CREDIT FACILITY. Effective December 3, 1999, the Trust entered into a one year Credit Agreement with a syndicate of bank lenders led by Bank of America intended to provide the Fund with a source of cash to be used to meet redemption requests from Fund shareholders. The Trust together with certain other open-end investment companies advised by Merrill Lynch Investment Managers, L.P. and/or its affiliates may borrow in the aggregate up to $1,000,000,000, except that in no event may the borrowing by the Fund or any participating fund be in excess of that permitted by its prospectus and Statement of Additional Information or by applicable law. The Fund had no borrowings under the Credit Agreement for the year ended June 30, 2000.

NOTE 4.
SECURITIES TRANSACTIONS. Purchases and sales of investment securities, other than short-term investments, for the year ended June 30, 2000, were $36,090,551 and $46,663,968, respectively.

As of June 30, 2000, unrealized appreciation (depreciation) for federal income tax purposes was as follows:

                                                                Net Appreciation       Appreciated       Depreciated
                            Fund                                 (Depreciation)        Securities         Securities
---------------------------------------------------------------------------------------------------------------------
Small Cap Fund..............................................      $(7,433,199)         $4,445,811        $(11,879,010)

At June 30, 2000, the cost of investments for federal income tax purposes was $39,725,969. Any differences between book and tax are due primarily to wash sale losses. At June 30, 2000, the Fund deferred, on a tax basis, post-October losses of $9,291,830. Such amounts may be used to offset future capital gains.

At June 30, 2000, the Fund had accumulated net realized capital loss carryovers of $1,842,953 expiring in 2007 and $7,526,031 expiring in 2008. The Fund utilized $4,058,500 of post-October losses from the prior year to offset current year net capital gains.

NOTE 5.
SUBSEQUENT EVENTS. The Board of Trustees has approved, effective on or about October 5, 2000, (i) a change in the name of the Fund to Mercury HW Small Cap Value Fund and (ii) the establishment of a multi-class load distribution structure.

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  Investor Class
                                                                               Year Ended June 30,
                                                              ------------------------------------------------------
                       SMALL CAP FUND                          2000        1999        1998        1997        1996
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year..........................  $21.02      $26.48      $23.83      $21.33      $21.53
                                                              ------      ------      ------      ------      ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)............................    0.02(2)    (0.05)(2)   (0.06)(1)    0.03        0.05(1)
    Net realized and unrealized gain (loss) on
      investments...........................................   (3.93)      (3.88)       5.13        5.62        2.80
                                                              ------      ------      ------      ------      ------
    Total from investment operations........................   (3.91)      (3.93)       5.07        5.65        2.85
                                                              ------      ------      ------      ------      ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment income)..................      --          --       (0.05)      (0.09)         --
    Distributions (from realized gains).....................      --       (1.53)      (2.37)      (3.06)      (3.05)
                                                              ------      ------      ------      ------      ------
    Total distributions.....................................      --       (1.53)      (2.42)      (3.15)      (3.05)
                                                              ------      ------      ------      ------      ------
Net Asset Value, End of Year................................  $17.11      $21.02      $26.48      $23.83      $21.33
                                                              ======      ======      ======      ======      ======
TOTAL RETURN................................................  (18.60)%    (14.26)%     22.24%      29.74%      14.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)..........................  $32.25      $53.38      $94.91      $27.53      $16.48
Ratio of expenses to average net assets:
    Before expense reimbursement............................    1.32%       1.19%       0.94%       1.30%       1.21%
    After expense reimbursement.............................    1.32%       1.05%       0.94%       1.00%       1.00%
Ratio of net investment income (loss) to average net assets:
    Before expense reimbursement............................    0.11%      (0.40)%     (0.23)%     (0.20)%      0.03%
    After expense reimbursement.............................    0.11%      (0.26)%     (0.23)%      0.10%       0.24%
Portfolio turnover rate.....................................      97%        105%         85%         88%        119%

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(2) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

                     See Notes to the Financial Statements

HOTCHKIS
AND WILEY FUNDS
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Hotchkis and Wiley Funds and Shareholders of the Hotchkis and Wiley Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Hotchkis and Wiley Small Cap Fund (one of the ten portfolios of Hotchkis and Wiley Funds, the "Fund") at June 30, 2000, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Milwaukee, WI
August 17, 2000